UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 2, 2006
BELO CORP.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)
P.O. Box 655237, Dallas, Texas 75265-5237
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 8.01. Other Events.
On November 2, 2006, the Company announced that it will freeze The G.B. Dealey Retirement Pension Plan effective March 31, 2007, and that it plans to provide transition benefits to affected employees. Transition benefits include adding five years of service to affected employees’ Pension Plan calculations on the effective date of the freeze and making supplemental annual contributions to affected employees’ 401(k) accounts covering the five-year period from April 1, 2007 through March 31, 2012, if they remain employed by Belo at the end of each respective year from 2007 through 2011, and at March 31, 2012. A copy of the press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Belo Corp. press release dated November 2, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 2, 2006

BELO CORP.
By:	/s/ Russell F. Coleman
Russell F. Coleman
Vice President/General Counsel